UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                    FORM 8-K



                                 CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


                                  May 22, 2002
                                (Date of earliest
                                 event reported)



Commission File            Name of Registrant; State of Incorporation; Address of       IRS Employer
Number                     Principal Executive Offices; and Telephone Number            Identification Number
---------------------      ---------------------------------------------------------    -------------------------
1-16169                    EXELON CORPORATION                                           23-2990190
                           (a Pennsylvania corporation)
                           10 South Dearborn Street - 37th Floor
                           P.O. Box 805379
                           Chicago, Illinois 60680-5379
                           (312) 394-7398

1-1839                     COMMONWEALTH EDISON COMPANY                                  36-0938600
                           (an Illinois corporation)
                           10 South Dearborn Street - 37th Floor
                           P.O. Box 805379
                           Chicago, Illinois 60680-5379
                           (312) 394-4321

1-1401                     PECO ENERGY COMPANY                                          23-0970240
                           (a Pennsylvania corporation)
                           P.O. Box 8699
                           2301 Market Street
                           Philadelphia, Pennsylvania 19101-8699
                           (215) 841-4000

333-85496                  EXELON GENERATION COMPANY, LLC                               23-3064219
                           (a Pennsylvania limited liability company)
                           300 Exelon Way
                           Kennett Square, Pennsylvania 19348
                           (610) 765-8200


Item 9. Regulation FD Disclosure.

On May 22, 2002 representatives of Exelon Corporation attended the Edison Electric Institute's International Finance Conference held in New York. At the conference, the following materials were made available:


1.   Overview of Generation Assets and Investments (previously filed as Exhibit
     99.2 to Exelon's Periodic Report on Form 8-K filed on May 14, 2002);

2. Owned Generation Assets (previously filed as Exhibit 99.3 to Exelon's Periodic Report on Form 8-K filed on May 14, 2002);

3. A table of capacity factors and licenses (previously filed as Exhibit 99.4 to Exelon's Periodic Report on Form 8-K filed on May 14, 2002);

4. A table of long-term generation contracts and commitments (previously filed as Exhibit 99.5 to Exelon's Periodic Report on Form 8-K filed on May 14,
     2002);

5. A list of Sithe assets (previously filed as Exhibit 99.6 to Exelon's Periodic Report on Form 8-K filed on May 14, 2002);

6.   A pie chart of Total Generation by NERC Region (previously filed as Exhibit
     99.7 to Exelon's Periodic Report on Form 8-K filed on May 14, 2002);

7. Exelon's press release dated April 22, 2002 announcing first quarter earnings (previously filed as Exhibit 99.1 to Exelon's Periodic Report on Form 8-K filed on April 25, 2002)

8. A brochure describing Exelon's nuclear business strategy (attached hereto as Exhibit 99.1); and

9. Exelon's Consolidating Statements of Income (unaudited) By Quarter for 2001 (attached hereto as Exhibit 99.2)


This report contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and are subject to uncertainty and changes in circumstances. Actual results may vary materially from the expectations contained herein. The forward-looking statements herein include statements about future financial and operating results of Exelon. Economic, business, competitive and/or regulatory factors affecting Exelon's businesses generally could cause actual results to differ materially from those described herein. For a discussion of the factors that could cause actual results to differ materially, please see Exelon's filings with the Securities and Exchange Commission, particularly those discussed in "Management's Discussion and Analysis of Financial Condition and Results of Operations-- Outlook" in Exelon's 2001 Annual Report. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Exelon does not undertake any obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date of this report.



EXHIBIT INDEX

Exhibit
Number                  Description of Exhibit


99.1     Brochure describing Exelon's nuclear business strategy.

99.2     Exelon's Consolidating Statements of Income (unaudited) by quarter for
         2001.

                                   SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                              EXELON CORPORATION
                              COMMONWEALTH EDISON COMPANY
                              PECO ENERGY COMPANY
                              EXELON GENERATION COMPANY, LLC

                              /S/  Ruth Ann Gillis
                              -----------------------------------
                              Ruth Ann Gillis
                              Senior Vice President and Chief Financial Officer Exelon Corporation


May 23, 2002